Rogers Corporation Reports Third Quarter 2025 Results

•Net sales of $216.0 million increased 6.5% sequentially
•Gross margin of 33.5% increased 190 basis points sequentially
•Earnings per share of $0.48 compared to $(4.00) in the prior quarter
•Adjusted earnings per share of $0.90 compared to $0.34 in the prior quarter

Chandler, Arizona, October 29, 2025: Rogers Corporation (NYSE:ROG) today announced financial results for the third quarter of 2025.

"Third quarter results were at the upper end of guidance due to improved end-market demand and good execution on cost improvement initiatives,” stated Ali El-Haj, Rogers' Interim President and CEO. "Compared to the prior quarter sales, gross margin, earnings, adjusted EBITDA and free cash flow all showed substantial improvement."

"Fourth quarter sales and earnings are expected to improve versus the prior year, with typical seasonal patterns leading to a sequential decline. We are executing on critical initiatives to improve growth, reduce manufacturing and operating costs and drive meaningfully improved results for shareholders."

Financial Overview

GAAP Results (dollars in millions, except per share amounts)	Q3 2025	Q2 2025	Q3 2024
Net Sales	$216.0	$202.8	$210.3
Gross Margin	33.5%	31.6%	35.2%
Net Income (Loss)	$8.6	$(73.6)	$10.7
Diluted Earnings (Loss) Per Share	$0.48	$(4.00)	$0.58
Adjusted Earnings Per Diluted Share[1]	$0.90	$0.34	$0.98
Adjusted EBITDA[1]	$37.2	$23.9	$35.2
Net Cash Provided by Operating Activities	$28.9	$13.7	$42.4
Free Cash Flow[1]	$21.2	$5.6	$25.2

1 - Adjusted Earnings Per Diluted Share, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. A reconciliation of non-GAAP to GAAP measures is provided in the schedules included below.

Q3 2025 Summary of Results
Net sales of $216.0 million increased 6.5% versus the prior quarter. Advanced Electronics Solutions (AES) net sales increased by 5.2% primarily related to higher EV/HEV, wireless infrastructure and industrial sales, partially offset by lower ADAS sales. Elastomeric Material Solutions (EMS) net sales increased by 8.7% primarily from stronger portable electronics, aerospace and defense (A&D) and industrial sales, partially offset by lower EV/HEV sales. Currency exchange rates favorably affected total Company net sales in the third quarter of 2025 by $3.0 million compared to the prior quarter.

GAAP earnings per diluted share were $0.48 compared to losses per diluted share of $(4.00) in the previous quarter. The improved earnings resulted from higher sales and gross margin, lower selling general and administrative expenses and a reduction in restructuring and impairment charges. On an adjusted basis, earnings were $0.90 per diluted share compared to earnings of $0.34 per diluted share in the prior quarter.

Ending cash and cash equivalents were $167.8 million, an increase of $10.6 million versus the prior quarter. Net cash provided by operating activities in the third quarter was $28.9 million and capital expenditures were $7.7 million. Share repurchases totaled $10.0 million in the third quarter.

Financial Outlook

(dollars in millions, except per share amounts)	Q4 2025
Net Sales	$190 to $205
Gross Margin	30.0% to 32.0%
Earnings Per Diluted Share[1]	$0.00 to $0.40
Adjusted Earnings Per Diluted Share[2]	$0.40 to $0.80

2025
Capital Expenditures	$30 to $40

1 - Includes expected restructuring charges for certain manufacturing operations in Europe.
2 - A reconciliation of non-GAAP to GAAP measures is provided in the schedules included below.

Conference Call and Additional Information
A conference call to discuss the results for the third quarter will take place today, Wednesday, October 29, 2025 at 5:00 pm ET. A live webcast of the event and the accompanying presentation can be accessed on the Rogers Corporation website at https://www.rogerscorp.com/investors.

About Rogers Corporation
Rogers Corporation (NYSE:ROG) is a global leader in engineered materials to power, protect and connect our world. Rogers delivers innovative solutions to help our customers solve their toughest material challenges. Rogers’ advanced electronic and elastomeric materials are used in applications for EV/HEV, automotive safety and radar systems, mobile devices, renewable energy, wireless infrastructure, energy-efficient motor drives, industrial equipment and more. Headquartered in Chandler, Arizona, Rogers operates manufacturing facilities in the United States (U.S.), Asia and Europe, with sales offices worldwide.

Safe Harbor Statement
Statements included in this release that are not a description of historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are generally accompanied by words or phrases such as “anticipate,” “assume,” “believe,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “seek,” “target” or similar expressions that convey uncertainty as to the future events or outcomes. Forward-looking statements are based on assumptions and beliefs that we believe to be reasonable; however, assumed facts almost always vary from actual results, and the differences between assumed facts and actual results could be material depending upon the circumstances. Where we express an expectation or belief as to future results, that expectation or belief is expressed in good faith and based on assumptions believed to have a reasonable basis. We cannot assure you, however, that the stated expectation or belief will occur or be achieved or accomplished. This release contains forward-looking statements regarding our plans, objectives, outlook, goals, strategies, future events, future net sales or performance, capital expenditures, future restructuring, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this release and are subject to risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to differ materially from those indicated by the forward-looking statements. Other risks and uncertainties that could cause such results to differ include the following, without limitation: failure to capitalize on, volatility within, or other adverse changes with respect to our growth drivers, such as delays in adoption or implementation of new technologies; failure to successfully execute on our long-term growth strategy; uncertain business, economic and political conditions in the U.S. and abroad, particularly in China, South Korea, Germany, Belgium, England, and Hungary, where we maintain significant manufacturing, sales or administrative operations; the trade policy dynamics between the U.S. and other countries where we do business, in particular China, as reflected in tariff impositions and associated countermeasures, as well as the potential for U.S.-China supply chain decoupling; fluctuations in foreign currency exchange rates; our ability to develop innovative products and the extent to which they are incorporated into end-user products and systems; the extent to which end-user products and systems incorporating our products achieve commercial success; the ability and willingness of our sole or limited source suppliers to deliver certain key raw materials, including commodities, to us in a timely and cost-effective manner; business interruptions due to catastrophes or other similar events, such as natural disasters, war, terrorism or public health crises; the impact of sanctions, export controls and other foreign asset or investment restrictions; failure to realize, or delays in the realization of anticipated benefits of acquisitions and divestitures due to, among other things, the existence of unknown liabilities or difficulty integrating acquired businesses; our ability to attract and retain management and skilled technical personnel; our ability to protect our proprietary technology from infringement by third parties and/or allegations that our technology infringes third party rights; changes in effective tax rates or tax laws and regulations in the jurisdictions in which we operate; failure to comply with financial and restrictive covenants in our credit agreement or restrictions on our operational and financial flexibility due to such covenants; the outcome of ongoing and future litigation, including our asbestos-related product liability litigation; changes in environmental laws and regulations applicable to our business; and disruptions in, or breaches of, our information technology systems. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Company. Our forward-looking statements are expressly qualified by these cautionary statements, which you should consider carefully. For additional information about the risks, uncertainties and other factors that may affect our business, please see our most recent annual report on Form 10-K and any subsequent reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q. Rogers Corporation assumes no responsibility to update or revise any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contact:
Steve Haymore
Phone: 480-917-6026
Email: stephen.haymore@rogerscorporation.com

Website Address: https://www.rogerscorp.com

(Financial statements follow)

Condensed Consolidated Statements of Operations (Unaudited)
(DOLLARS AND SHARES IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net sales	$216.0	$210.3	$609.3	$637.9
Cost of sales	143.7	136.2	416.0	422.5
Gross margin	72.3	74.1	193.3	215.4

Selling, general and administrative expenses	41.6	45.1	134.6	143.5
Research and development expenses	7.4	8.1	21.5	26.5
Restructuring and impairment charges	7.1	6.3	89.1	7.8
Other operating (income) expense, net	0.5	—	0.2	—
Operating income (loss)	15.7	14.6	(52.1)	37.6

Equity income in unconsolidated joint ventures	—	0.4	—	1.2
Other income (expense), net	0.4	(1.5)	(3.4)	(0.8)
Interest income (expense), net	0.2	—	0.9	(1.0)
Income (loss) before income taxes	16.3	13.5	(54.6)	37.0
Income tax (benefit) expense	7.7	2.8	11.8	10.4
Net income (loss)	$8.6	$10.7	$(66.4)	$26.6

Basic earnings (loss) per share	$0.48	$0.58	$(3.63)	$1.43
Diluted earnings (loss) per share	$0.48	$0.58	$(3.63)	$1.43

Shares used in computing:
Basic earnings (loss) per share	18.1	18.6	18.3	18.6
Diluted earnings (loss) per share	18.1	18.6	18.3	18.6

Condensed Consolidated Statements of Financial Position (Unaudited)

(DOLLARS AND SHARES IN MILLIONS, EXCEPT PAR VALUE)	September 30, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$167.8	$159.8
Accounts receivable, net	145.5	135.3
Contract assets	26.7	23.7
Inventories, net	142.9	142.3
Asbestos-related insurance recoverables, current portion	4.3	4.3
Other current assets	17.8	28.5
Total current assets	505.0	493.9
Property, plant and equipment, net of accumulated depreciation of $428.1 and $390.8	378.7	365.1
Operating lease right-of-use assets	22.0	24.1
Goodwill	303.5	357.6
Other intangible assets, net of amortization	102.1	110.3
Asbestos-related insurance recoverables, non-current portion	48.0	48.0
Deferred income taxes	66.8	61.5
Other long-term assets	19.9	20.6
Total assets	$1,446.0	$1,481.1
Liabilities and Shareholders’ Equity
Current liabilities
Accounts payable	$49.7	$48.1
Accrued employee benefits and compensation	45.1	41.5
Accrued income taxes payable	6.9	7.7
Operating lease obligations, current portion	4.1	4.0
Asbestos-related liabilities, current portion	5.4	5.4
Other accrued liabilities	18.8	16.8
Total current liabilities	130.0	123.5
Operating lease obligations, non-current portion	18.9	20.6
Asbestos-related liabilities, non-current portion	51.8	52.1
Non-current income tax	7.5	5.7
Deferred income taxes	18.7	18.0
Other long-term liabilities	16.4	9.6
Shareholders’ equity
Capital stock - $1 par value; 50.0 authorized shares; 17.9 and 18.5 shares issued and outstanding	17.9	18.5
Additional paid-in capital	117.3	147.3
Retained earnings	1,114.7	1,181.1
Accumulated other comprehensive loss	(47.2)	(95.3)
Total shareholders' equity	1,202.7	1,251.6
Total liabilities and shareholders' equity	$1,446.0	$1,481.1

Reconciliation of non-GAAP financial measures to the comparable GAAP measures

Non-GAAP Financial Measures:

This earnings release includes the following financial measures that are not presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”):

(1) Adjusted earnings per diluted share, which the Company defines as earnings (loss) per diluted share excluding acquisition and related integration costs, dispositions, intangible amortization, (gains) losses on the sale or disposal of property, plant and equipment, restructuring, severance, impairment and other related costs, asbestos-related charges (credits), and the related income tax effect on these items, and charges to income tax expense for valuation allowances on deferred tax assets generated in prior years, divided by adjusted weighted average shares outstanding - diluted;

(2) Adjusted EBITDA, which the Company defines as net income (loss) excluding acquisition and related integration costs, dispositions, intangible amortization, (gains) losses on the sale or disposal of property, plant and equipment, restructuring, severance, impairment and other related costs, asbestos-related charges (credits), interest income (expense), net, income tax (benefit) expense , depreciation of fixed assets, and equity compensation expense;

(3) Adjusted EBITDA Margin, which the Company defines as the percentage that results from dividing Adjusted EBITDA by total net sales;

(4) Free cash flow, which the Company defines as net cash provided by operating activities less non-acquisition capital expenditures.

Management believes adjusted earnings per diluted share, adjusted EBITDA and adjusted EBITDA margin are useful to investors because they allow for comparison to the Company’s performance in prior periods without the effect of items that, by their nature, tend to obscure the Company’s core operating results due to potential variability across periods based on the timing, frequency and magnitude of such items. As a result, management believes that these measures enhance the ability of investors to analyze trends in the Company’s business and evaluate the Company’s performance relative to peer companies. Management also believes free cash flow is useful to investors as an additional way of viewing the Company's liquidity and provides a more complete understanding of factors and trends affecting the Company's cash flows. However, non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as alternatives to, financial measures prepared in accordance with GAAP. In addition, these non-GAAP financial measures may differ from, and should not be compared to, similarly named measures used by other companies. Reconciliations of the differences between these non-GAAP financial measures and their most directly comparable financial measures calculated in accordance with GAAP are set forth below.

Reconciliation of GAAP Earnings (Loss) Per Diluted Share to Adjusted Earnings Per Diluted Share*:

	2025		2024
	Q3	Q2	Q3
GAAP Earnings (Loss) Per Diluted Share	$0.48	$(4.00)	$0.58

Acquisition & Divestiture Related Costs:
Intangible Amortization	0.15	0.15	0.17

Restructuring, Business Realignment & Other Cost Saving Initiatives:
Restructuring, Severance, Impairment & Other Related Costs	0.39	4.14	0.37

Valuation Allowances against Deferred Tax Assets	—	0.21	—

Estimated Income Tax Impacts of Adjustments	(0.13)	(0.16)	(0.13)
Impact of Including Dilutive Securities	—	—	—
Total Adjustments	$0.41	$4.33	$0.40
Adjusted Earnings Per Diluted Share	$0.90	$0.34	$0.98
*Values in table may not add due to rounding.

The following table reconciles weighted average shares outstanding - diluted under US GAAP to adjusted weighted average shares outstanding - diluted used in the calculation of adjusted diluted EPS:

	2025		2024
(shares in millions)	Q3	Q2	Q3
Weighed average shares outstanding - diluted	18.1	18.4	18.6
Dilutive effect of awards under equity compensation plans	—	—	—
Adjusted weighted average shares outstanding - diluted	18.1	18.4	18.6

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA*:

	2025		2024
(dollars in millions)	Q3	Q2	Q3
GAAP Net Income (Loss)	$8.6	$(73.6)	$10.7

Acquisition & Divestiture Related Costs:
Intangible Amortization	2.8	2.7	3.1

Restructuring, Business Realignment & Other Cost Saving Initiatives:
Restructuring, Severance, Impairment & Other Related Costs	7.1	76.1	6.9

Interest (Income) Expense, net	(0.2)	(0.4)	—
Income Tax (Benefit) Expense	7.7	4.3	2.8
Depreciation	10.4	10.5	8.4
Equity Compensation	0.8	4.3	3.4
Total Adjustments	$28.6	$97.5	$24.6
Adjusted EBITDA	$37.2	$23.9	$35.2
*Values in table may not add due to rounding.

Calculation of Adjusted EBITDA margin*:

	2025		2024
(dollars in millions)	Q3	Q2	Q3
Adjusted EBITDA	$37.2	$23.9	$35.2
Divided by Total Net Sales	216.0	202.8	210.3
Adjusted EBITDA Margin	17.2%	11.8%	16.7%
*Values in table may not add due to rounding.

Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow:

	2025		2024
(dollars in millions)	Q3	Q2	Q3
Net Cash Provided By Operating Activities	$28.9	$13.7	$42.4
Non-Acquisition Capital Expenditures	(7.7)	(8.1)	(17.2)
Free Cash Flow	$21.2	$5.6	$25.2
Reconciliation of GAAP Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share Guidance for the 2025 Fourth Quarter:

Guidance Q4 2025
GAAP Earnings per Diluted Share	$0.00 to $0.40

Intangible Amortization	$0.11

Other Adjustments*	$0.29

Adjusted Earnings per Diluted Share	$0.40 to $0.80
*Other Adjustments is mainly comprised of expected restructuring charges for certain manufacturing operations in Europe.

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